SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest reported): January 31, 2006

                       CONNECTED MEDIA TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        000-18689                                          06-1238435
   (Commission File Number)                   (IRS Employer Identification No.)


                           950 South Pine Island Road
                                 Suite A150-1094
                            Plantation, Florida 33324
               (Address of Principal Executive Offices)(Zip Code)

                                 (954) 727-8218 (Registrant's Telephone Number,
              Including Area Code)

                              TRUST LICENSING, INC.
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================
FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acquisition of Natcom Marketing International, Inc.

On January 31, 2006 (the "SPA Effective Date"), the Company entered into a Stock Purchase Agreement and Share Exchange (the "Agreement") with Natcom Marketing International, Inc., a Puerto Rican based full-service marketing communications agency ("NMI"), and the NMI shareholders. The close of the transaction is subject to NMI completion of two years of audited financial statements, to the completion of NMI's acquisition of NewsProNet Interactive, LLC ("NewsProNet"), and to the completion of each parties due diligence.

NMI is focused on serving multi-national organizations, as well as emerging growth companies seeking to enter or expand in the U.S. Hispanic/Latin American markets. NMI uses the media as its main entry into the Hispanic and minority advertising space. To date, NMI has entered into a letter of intent to purchase a controlling interest in NewsProNet Interactive, LLC, an Atlanta based provider of converged media content solutions and interactive branding strategies for local broadcasters.

The anticipated closing of the transaction will take place on or about March 31, 2006 (the "SPA Closing Date"). On the SPA Closing Date, the Company shall acquire all of the outstanding shares of NMI in exchange for a total of fifty percent (50%) of the issued and outstanding shares of the Company's common stock. As additional consideration, on the SPA Closing Date, the Company will reserve up to $250,000 of the funding received by Montgomery Equity Partners, LP (as described below) for distribution to NMI to be used toward the acquisition of 51% of NewsProNet. On the SPA Closing Date, the Company will also provide funding to NMI for the payment of certain outstanding debts. Pursuant to the Agreement, on the SPA Closing Date, NMI will become a wholly owned subsidiary of the Company. The Agreement was approved by the unanimous consent of our Board of Directors on January 31, 2006.

Funding Transaction with Montgomery Equity Partners, LP

On January 31, 2006 (the "Closing Date"), the Company completed a financing agreement for $1,600,000 with Montgomery Equity Partners, Ltd. ("Montgomery"). Of such amount, the original principal amount of $600,000 was previously funded pursuant to a Promissory Note dated April 14, 2005, $400,000 was funded on the Closing Date, $300,000 shall be funded Ninety (90) days from the closing and $300,000 shall be funded One Hundred Fifty (150) days from the closing. Under the terms of the agreement, the Company issued to Montgomery a secured convertible debenture in the amount of $718,000 which represents the original principal, interest and fees for the $600,000 previously funded as well as an additional secured convertible debenture in the amount of $400,000. Both convertible debentures have an interest rate of 14% and maturity dates of April 30, 2007, and are convertible into shares of the Company's common stock at a conversion price equal to the lesser of (a) $0.04 or (b) seventy five percent (75%) of the lowest Closing Bid Price of the Common Stock, as quoted by Bloomberg, LP, of the ten (10) trading days immediately preceding the Conversion Date. The Conversion Price may be adjusted pursuant to the other terms of this Debenture.

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The Convertible Debentures are secured by a first priority lien on all of the
Company's assets. As further security for the Company's obligations under the Convertible Debentures, the Company executed an Amended and Restated Pledge Agreement, pursuant to which the Company re-pledged the 60,000,000 shares of its common stock to Montgomery that were originally pledged pursuant to the Note to Mongomery dated April 14, 2005.

Pursuant to the funding transaction, Montgomery was also issued a warrant for 8,000,000 shares of the Company's common stock. The warrant is exercisable for a period of three years from the date of issuance, which is January 31, 2006. The exercise price per share under the warrant is $0.0001 per share and the shares issuable upon exercise of the warrant are to be included in the registration statement.

Pursuant to the terms of a Registration Rights Agreement, the Company is required to register the shares underlying the Convertible Debentures, as well as the shares to be issued pursuant to the Warrant within 60 days from the Closing Date of the Stock Purchase Agreement with NMI and is required to have the registration statement declared effective 90 days from the date thereof. In the event that the registration statement is not filed or declared effective within these time limits, the Company may be subject to liquidated damages in the amount of 2% of the entire funding amount per month and may be deemed in default of the operative agreements.

Agreements with Rothschild Trust Holdings, LLC

On January 31, 2006, the Company entered into a Purchase and Sale Agreement with Rothschild Trust Holdings, LLC (the "Trust") for the sale of certain issued and pending patents in exchange for the return of 13,241,223 shares of the Company's common stock held by the Trust (the "Shares"). As additional consideration, the Trust granted the Company a license to use the patents pursuant to the terms of a License and Royalty Agreement, which grants the Company a twelve month right of election to license the patents. If the Company exercises the right of election, the Trust shall grant the Company a two year exclusive license for the use of the patents that is renewable subject to performance, and the Trust shall receive 10% royalties on all gross receipts as defined in the License and Royalty Agreement.

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On January 31, 2006, the Company, the Trust, Montgomery, and David Gonzalez, as
the Escrow Agent, entered into an Escrow Agreement, whereby the Trust agreed to place the Shares and the Company agreed to deposit royalties otherwise payable to the Trust into an escrow account held by the Escrow Agent until such time as royalties of $690,000 have been deposited into the escrow account or until Montgomery has been repaid and/or converted $690,000 of the Convertible Debentures. At such time, the Trust shall have 30 days to replace the Shares with $728,267.26 which shall be distributed to the Company in exchange for the Shares; otherwise, the Escrow Agent shall release the Shares to the Company and the royalties to the Trust.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On January 31, 2006, the Company and Cornell Capital Partners, LP ("Cornell") entered into a Termination Agreement terminating the Standby Equity Distribution Agreement, Registration Rights Agreement, Escrow Agreement, and Placement Agent Agreement all of which are dated April 14, 2005. Pursuant to the terms of the Termination Agreement, Cornell retained the portion of the commitment fee consisting of 3,800,000 shares of common stock of the Company. Additionally, on the termination date, the Company issued to Cornell an additional 3,800,000 shares of common stock of the Company. Additionally, Cornell retained the Warrant dated April 14, 2005 for 150,000 shares of the Company's common stock. The entire 7,600,000 shares issued to Cornell and the 150,000 shares underlying the warrant shall have "piggy-back" registration rights. In connection with the termination of the SEDA and related documents, the Company withdrew the registration statement with the Securities and Exchange Commission, which was originally filed on June 6, 2005.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

Pursuant to the terms of the Termination Agreement, Cornell retained the portion of the commitment fee consisting of 3,800,000 shares of common stock of the Company. Additionally, on the termination date, the Company issued to Cornell an additional 3,800,000 shares of common stock of the Company. Additionally, Cornell retained the Warrant dated April 14, 2005 for 150,000 shares of the Company's common stock. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, Cornell had the necessary investment intent as required by Section 4(2) since Cornell agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

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ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

     NA

(b) Pro Forma Financial Information.

     NA

(c) Exhibits.

10.1     Securities Purchase Agreement
10.2     Secured Convertible Debenture
10.3     Amended and Restated Convertible Debenture
10.4     Investor Registration Rights Agreement
10.5     Security Agreement
10.6     Pledge and Escrow Agreement
10.7     Termination Agreement with Cornell Capital Partners, LP
10.8     Stock Purchase Agreement with NMI International Marketing, Inc.
10.9     Purchase and Sale Agreement with Rothschild Trust Holdings, LLC
10.10    License and Royalty Agreement with Rothschild Trust Holdings, LLC
10.11 Escrow Agreement with Rothschild Trust Holdings, LLC, Montgomery Equity Partners, and David Gonzalez as Escrow Agent



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CONNECTED MEDIA TECHNOLOGIES, INC.

                              By: /s/ JEFFREY SASS
                              --------------------
                              Jeffrey Sass
                              Chief Executive Officer
                              and President

Dated: February 7, 2006



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